OAKWOOD MORTGAGE INVESTORS, INC. 2000-D          REPORT DATE:    October 5, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER             POOL REPORT #   10
REMITTANCE REPORT                                Page 1 of 6
REPORTING MONTH:                     09/30/01

                                              Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------------------------------------------

         Beginning                                                                                                    Ending
         Principal              Scheduled            Prepaid             Liquidated         Pre-Funding              Principal
          Balance               Principal           Principal             Principal                                   Balance
------------------------------------------------------------------------------------------------------------------------------------

      193,311,431.02           (165,406.31)        (812,069.22)         (425,730.37)                              191,908,225.12
====================================================================================================================================



        Scheduled                                    Scheduled                                                        Amount
          Gross                 Servicing            Pass Thru           Liquidation         Reserve               Available for
        Interest                   Fee                Interest             Proceeds         Fund Draw               Distribution
------------------------------------------------------------------------------------------------------------------------------------

      2,007,787.33              161,092.86          1,846,694.47          249,013.08           0.00                 3,234,275.94
====================================================================================================================================




                                                       Certificate Account
------------------------------------------------------------------------------------------------------------------------------------

         Beginning                         Deposits                                            Investment              Ending
          Balance               Principal           Interest           Distributions            Interest               Balance
------------------------------------------------------------------------------------------------------------------------------------

           248.64             1,374,926.20        2,097,345.06        (3,472,519.90)                 52.00                 52.00
====================================================================================================================================



                        P&I Advances at Distribution Date
--------------------------------------------------------------------------------


      Beginning             Recovered           Current           Ending
       Balance               Advances          Advances           Balance
--------------------------------------------------------------------------------


    3,041,334.91           3,041,334.91      3,301,864.19      3,301,864.19
================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D          REPORT DATE:    October 5, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER             POOL REPORT #   10
REMITTANCE REPORT                                Page 2 of 6
REPORTING MONTH:                   09/30/01

Class B Crossover Test                                                                         Test Met?
--------------------------------------------------------------------------                     -------------
(a) Remittance date on or after July 2005                                                            N


(b) Average 60 day Delinquency rate *=                 5.5%                                          N




(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                July 2005 - Dec. 2006                    7%                                          N
                Jan. 2007 - Dec. 2007                    8%                                          N
                Jan. 2008 - June 2009                  9.5%                                          N
                July 2009 and After                   10.5%                                          N


(e) Current realized loss ratio *=                    3.00%                                          Y

(f) Does subordinated cert. percentage equal or
     exceed                                         55.970%
     of stated scheduled pool balance

                Beginning M balances                                             34,310,000.00

                Beginning B balances                                             21,444,000.00

                Overcollateralization                                            11,990,770.49
                                                                               ---------------
                                                                                 67,744,770.49

                Divided by beginning pool
                balance                                                         193,311,431.02
                                                                               ---------------
                                                                                        35.044%      N
                                                                               ===============

 Average 60 day delinquency ratio:


                                 Over 60s            Pool Balance          %
                       ---------------------------------------------------------
 Current Mo                    24,670,854.28        191,908,225.12       12.86%
 1st Preceding Mo              21,640,009.98        193,311,431.02       11.19%
 2nd Preceding Mo              19,660,613.95        194,760,465.95       10.09%
                                                        Divided by           3
                                                                   -------------
                                                                         11.38%
                                                                   =============






 Cumulative loss ratio:

                           Cumulative losses            700,331.42
                                             ----------------------
 Divided by Initial Certificate Principal           214,445,098.09       0.327%
                                                                   =============





 Current realized loss ratio:
                       Liquidation                   Pool
                              Losses                Balance
                       --------------------------------------------
 Current Mo                       176,717.29        193,311,431.02
 1st Preceding Mo                 133,776.29        194,760,465.95
 2nd Preceding Mo                 130,121.00        196,201,800.04
                       --------------------------------------------
                                  440,614.58        194,757,899.00
                                                                         0.905%
                                                                   =============

* = Less Than

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D             REPORT DATE: October 5, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                POOL REPORT # 10
REMITTANCE REPORT                                   Page 3 of 6
REPORTING MONTH:                09/30/01


                                                                Delinquency Analysis

                                               31 to 59 days          60 to 89 days        90 days and Over        Total Delinq.
                                           ---------------------- ---------------------- -------------------  ----------------------
                   No. of     Principal               Principal             Principal            Principal             Principal
                   Loans       Balance        #        Balance      #        Balance       #      Balance        #      Balance
                --------------------------------------------------------------------------------------------------------------------
Excluding Repos    4,357   187,203,672.59    262   9,507,302.90    121    4,744,036.12    397   15,222,265.63   780   29,473,604.65

          Repos      115     4,704,552.53      0           0.00      2       59,805.38    113    4,644,747.15   115    4,704,552.53
                --------------------------------------------------------------------------------------------------------------------

          Total    4,472   191,908,225.12    262   9,507,302.90    123    4,803,841.50    510   19,867,012.78   895   34,178,157.18
                ====================================================================================================================

                                                                                                               20.0%          17.81%
                                                                                                              ======================

                                                                 Repossession Analysis
                              Active Repos                 Reversal               Current Month
                              Outstanding                (Redemption)                 Repos               Cumulative Repos
                        --------------------------  ------------------------  ----------------------  -----------------------
                                    Principal                  Principal                Principal                 Principal
                            #        Balance            #       Balance          #       Balance         #         Balance
                        -----------------------------------------------------------------------------------------------------

Excluding Repos            115    4,704,552.53          0        0.00            18     770,788.38      175      6,720,385.15

          Repos


          Total

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D             REPORT DATE: October 5, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                            POOL REPORT # 10
REMITTANCE REPORT                                                    Page 4 of 6
REPORTING MONTH:                       09/30/01

REPOSSESSION LIQUIDATION REPORT

                                    Liquidated                                                              Net
  Account       Customer             Principal     Sales        Insur.       Total     Repossession     Liquidation    Unrecov.
  Number          Name                Balance     Proceeds     Refunds      Proceeds     Expenses        Proceeds      Advances
------------------------------------------------------------------------------------------------------------------------------------
   2310993 WILLIAM W WATSON JR       60,709.95    53,650.00      329.29     53,979.29    12,179.50       41,799.79     7,782.57
   2318673 DARREL J WALDROP          34,935.31    35,700.00      309.63     36,009.63     6,800.00       29,209.63     5,131.53
   2318848 HARLAN R ALEXANDER        31,921.07    28,900.00    2,114.05     31,014.05     7,667.00       23,347.05     5,008.98
   2321750 ERIC SNYDER               16,804.02    16,900.00      300.57     17,200.57     7,307.00        9,893.57     2,820.11
   2323327 LEROY LYONS               53,963.36    52,150.00      317.45     52,467.45    12,134.50       40,332.95     6,917.74
   2326437 TERRY PATTON              17,318.51    16,900.00       73.38     16,973.38     7,307.00        9,666.38     3,422.56
   2342418 ANGLEA J THOMPSON         26,304.51    24,400.00        0.00     24,400.00     7,532.00       16,868.00     3,568.51
   2347631 DAVID P SHELTON           41,825.48    37,400.00    3,464.23     40,864.23     7,922.00       32,942.23     4,915.73
   2378412 JAMES C YOUNG             20,018.70    20,900.00      238.85     21,138.85     7,427.00       13,711.85     2,861.17
   2255271 SADIE A WADFORD           40,635.78    33,700.00        0.00     33,700.00     7,811.00       25,889.00     4,251.35
   2259851 CHRIS D DURFLINGER        40,110.06    38,400.00    1,224.18     39,624.18     7,952.00       31,672.18     5,778.91
   2310431 DANNY NORTON              41,183.62    36,500.00    2,011.38     38,511.38     7,895.00       30,616.38     4,476.77
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00
                                                                                 0.00                         0.00

                                                           Net            Current
  Account       Customer               FHA Insurance    Pass Thru        Period Net      Cumulative
  Number          Name                    Coverage      Proceeds        Gain/(Loss)      Gain/(Loss)
----------------------------------------------------------------------------------------------------
   2310993 WILLIAM W WATSON JR              0.00        34,017.22       (26,692.73)
   2318673 DARREL J WALDROP                 0.00        24,078.10       (10,857.21)
   2318848 HARLAN R ALEXANDER               0.00        18,338.07       (13,583.00)
   2321750 ERIC SNYDER                      0.00         7,073.46        (9,730.56)
   2323327 LEROY LYONS                      0.00        33,415.21       (20,548.15)
   2326437 TERRY PATTON                     0.00         6,243.82       (11,074.69)
   2342418 ANGLEA J THOMPSON                0.00        13,299.49       (13,005.02)
   2347631 DAVID P SHELTON                  0.00        28,026.50       (13,798.98)
   2378412 JAMES C YOUNG                    0.00        10,850.68        (9,168.02)
   2255271 SADIE A WADFORD                  0.00        21,637.65       (18,998.13)
   2259851 CHRIS D DURFLINGER               0.00        25,893.27       (14,216.79)
   2310431 DANNY NORTON                     0.00        26,139.61       (15,044.01)
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00
                                                             0.00             0.00

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D             REPORT DATE: October 5, 2001
OAKWOOD ACCEPTANCE CORP. - SERVICER                 POOL REPORT # 10
REMITTANCE REPORT                                   Page 4 of 6
REPORTING MONTH:                       09/30/01

REPOSSESSION LIQUIDATION REPORT

                               Liquidated                                                                           Net
    Account      Customer       Principal         Sales          Insur.      Total          Repossession        Liquidation
    Number         Name          Balance        Proceeds        Refunds     Proceeds          Expenses            Proceeds
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 0.00                                    0.00
                                                                                 0.00                                    0.00
                                                                                 0.00                                    0.00
                                                                                 0.00                                    0.00
                                                                                 0.00                                    0.00
                                                                                 0.00                                    0.00
                                                                                 0.00                                    0.00
                                                                                 0.00                                    0.00
                                                                                 0.00                                    0.00
                                                                                 0.00                                    0.00
                                                                                 0.00                                    0.00
                                                                                 0.00                                    0.00
                                                                                 0.00                                    0.00
                                                                                 0.00                                    0.00
                                                                                 0.00                                    0.00
                                                                                 0.00                                    0.00
                              -----------------------------------------------------------------------------------------------
                               425,730.37     395,500.00      10,383.01    405,883.01         99,934.00            305,949.01
                              ===============================================================================================

                                                           Net              Current
    Account       Unrecov.         FHA Insurance        Pass Thru          Period Net      Cumulative
    Number        Advances            Coverage          Proceeds           Gain/(Loss)     Gain/(Loss)
----------------------------------------------------------------------------------------------------------
                                                               0.00               0.00
                                                               0.00               0.00
                                                               0.00               0.00
                                                               0.00               0.00
                                                               0.00               0.00
                                                               0.00               0.00
                                                               0.00               0.00
                                                               0.00               0.00
                                                               0.00               0.00
                                                               0.00               0.00
                                                               0.00               0.00
                                                               0.00               0.00
                                                               0.00               0.00
                                                               0.00               0.00
                                                               0.00               0.00
                                                               0.00               0.00
                 ----------------------------------------------------------------------
                  56,935.93               0.00           249,013.08        (176,717.29)    (700,331.42)
                 ======================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D            REPORT DATE:  October 5, 2001
OAKWOOD ACCEPTANCE CORP.- SERVICER                 POOL REPORT #10
REMITTANCE REPORT                                  Page 5 of 6
REPORTING MONTH:                       09/30/01

CERTIFICATE PRINCIPAL ANALYSIS

                     PRINCIPAL


                                                             Beginning            Beginning
Senior                              Original Certificate    Certificate      Principal Shortfall
Certificates                              Balance             Balance            Carry-Over
---------------------------------------------------------------------------------------------------
A-1                                        50,000,000.00      23,310,660.53                0.00

A-2                                        41,440,000.00      41,440,000.00                0.00

A-3                                        20,650,000.00      20,650,000.00                0.00

A-4                                        40,166,000.00      40,166,000.00                0.00



                                    ---------------------------------------------------------------
Total Certificate Principal Bal.          152,256,000.00     125,566,660.53                0.00
                                    ===============================================================


                                                                                Ending Principal
Senior                                 Current Principal        Current         Shortfall Carry-
Certificates                                  Due            Principal Paid            Over
---------------------------------------------------------------------------------------------------
A-1                                         1,403,205.90       1,403,205.90                0.00

A-2                                                 0.00               0.00                0.00

A-3                                                 0.00               0.00                0.00

A-4                                                 0.00               0.00                0.00



                                    ---------------------------------------------------------------
Total Certificate Principal Bal.            1,403,205.90       1,403,205.90                0.00
                                    ===============================================================

                                                          Accelerated
                                                           Principal             Ending                              Principal Paid
Senior                                                   Distribution          Certificate                             Per $1,000
Certificates                                                Amount               Balance              Pool Factor     Denomination
---------------------------------------              ----------------------------------------------
A-1                                                             542,045.90           21,365,408.73       42.73082%        38.90504

A-2                                                                   0.00           41,440,000.00      100.00000%         0.00000

A-3                                                                   0.00           20,650,000.00      100.00000%         0.00000

A-4                                                                   0.00           40,166,000.00      100.00000%         0.00000



                                                     ----------------------------------------------
Total Certificate Principal Bal.                                542,045.90          123,621,408.73
                                                     ==============================================



                                                                      Beginning              Beginning
Subordinate                                      Original Certificate Certificate            Principal Shortfall   Current Principal
Certificates                                     Balance              Balance                Carry-Over            Due
                                                 -----------------------------------------------------------------------------------
M-1                                                     18,225,000.00        18,225,000.00                  0.00                0.00
M-1 Outstanding Writedown                                                             0.00

M-2                                                     16,085,000.00        16,085,000.00                  0.00                0.00
M-2 Outstanding Writedown                                                             0.00

B-1                                                     10,722,000.00        10,722,000.00                  0.00                0.00
B-1 Outstanding Writedown                                                             0.00

B-2                                                     10,722,000.00        10,722,000.00                  0.00                0.00
B-2 Outstanding Writedown                                                             0.00

Excess Asset Principal Balance                           6,435,098.09        11,990,770.49
                                                 -----------------------------------------------------------------------------------

Total Excluding Writedown Balances                      62,189,098.09        67,744,770.49                  0.00                0.00
                                                 ===================================================================================

All Certificates Excluding Writedown Balances          214,445,098.09       193,311,431.02                  0.00        1,403,205.90
                                                 ===================================================================================


                                                                                                                 Accelerated
                                                                       Ending Principal     Current              Principal
Subordinate                                       Current              Shortfall Carry-     Writedown/           Distribution
Certificates                                      Principal Paid       Over                 (Writeup)            Amount
                                                  ----------------------------------------------------------------------------------
M-1                                                              0.00                 0.00
M-1 Outstanding Writedown                                                                                0.00

M-2                                                              0.00                 0.00
M-2 Outstanding Writedown                                                                                0.00

B-1                                                              0.00                 0.00
B-1 Outstanding Writedown                                                                                0.00

B-2                                                              0.00                 0.00
B-2 Outstanding Writedown

Excess Asset Principal Balance                                                                                          (542,045.90)
                                                  ----------------------------------------------------------------------------------

Total Excluding Writedown Balances                               0.00                 0.00               0.00           (542,045.90)
                                                  ==================================================================================

All Certificates Excluding Writedown Balances            1,403,205.90                 0.00               0.00                  0.00
                                                  ==================================================================================



                                                  Ending                                            Principal Paid
Subordinate                                       Certificate                                         Per $1,000
Certificates                                      Balance                          Pool Factor       Denomination
                                                  ----------------------------
M-1                                                             18,225,000.00        100.00000%           0.00000
M-1 Outstanding Writedown                                                0.00

M-2                                                             16,085,000.00        100.00000%           0.00000
M-2 Outstanding Writedown                                                0.00

B-1                                                             10,722,000.00        100.00000%           0.00000
B-1 Outstanding Writedown                                                0.00

B-2                                                             10,722,000.00        100.00000%           0.00000
B-2 Outstanding Writedown                                                0.00

Excess Asset Principal Balance                                  12,532,816.39
                                                  ----------------------------

Total Excluding Writedown Balances                              68,286,816.39
                                                  ============================

All Certificates Excluding Writedown Balances                  191,908,225.12
                                                  ============================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D             REPORT DATE: October 5, 2001
OAKWOOD ACCEPTANCE CORP.- SERVICER                  POOL REPORT #   10
REMITTANCE REPORT                                   Page 6 of 6
REPORTING MO. MONTH            09/30/01

CERTIFICATE INTEREST ANALYSIS

                                                                                Current
                         Pass      Beginning Carry-                           Carry-Over                               Ending
Senior                  Through     Over Priority      Current Priority    Priority Interest                         Carry-Over
Certificates             Rate      Interest Balance    Interest Accrual         Accrual              Paid              Balance
                      -------------------------------------------------------------------------------------------------------------
A-1                       6.7000%              0.00          130,151.19              0.00           130,151.19                0.00

A-2                       6.7400%              0.00          232,754.67              0.00           232,754.67                0.00

A-3                       6.9900%              0.00          120,286.25              0.00           120,286.25                0.00

A-4                       7.4000%              0.00          247,690.33              0.00           247,690.33                0.00


                                 --------------------------------------------------------------------------------------------------

Total                                          0.00          730,882.44              0.00           730,882.44                0.00
                                 ==================================================================================================

                                                                                                 Interest
                                                                                                 Paid Per
Senior                                                                                             1000             Total Class
Certificates                                                                                   Denomination        Distribution
                                                                                            ----------------------------------------
A-1                                                                                                     2.60302        2,075,402.99

A-2                                                                                                     5.61667          232,754.67

A-3                                                                                                     5.82500          120,286.25

A-4                                                                                                     6.16667          247,690.33


                                                                                                                --------------------

Total                                                                                                                  2,676,134.24
                                                                                                                ====================


                                                                                Current                                Ending
                         Pass      Beginning Carry-                           Carry-Over                             Carry-Over
Subordinate             Through     Over Priority      Current Priority    Priority Interest  Priority Interest   Priority Interest
Certificates             Rate      Interest Balance    Interest Accrued         Accrued              Paid              Balance
                      --------------------------------------------------------------------------------------------------------------
M-1                       8.0700%              0.00          122,563.13              0.00           122,563.13                0.00

M-2                       8.8100%              0.00          118,090.71              0.00           118,090.71                0.00

B-1                       9.5000%              0.00           84,882.50              0.00            84,882.50                0.00

B-2                       7.5000%              0.00           67,012.50              0.00            67,012.50                0.00

X                                      6,079,286.53          718,763.19              0.00                 0.00        6,798,049.72

R                                              0.00                0.00              0.00                 0.00                0.00

Service Fee               1.0000%              0.00          161,092.86              0.00           161,092.86                0.00

Current Trustee Fees                                           4,500.00                               4,500.00

Total                                  6,079,286.53        1,276,904.89              0.00           558,141.70        6,798,049.72
                                   =================================================================================================

 All Certificates                      6,079,286.53        2,007,787.33              0.00         1,289,024.14        6,798,049.72
                                   =================================================================================================

                        Beginning                        Current                          Ending        Interest
                       Carry-Over        Current       Carry-Over                       Carry-Over      Paid Per
Subordinate             Writedown       Writedown       Writedown       Writedown       Writedown         1000         Total Class
Certificates          Int. Balance    Int. Accrued    Int. Accrued    Interest Paid    Int. Balance   Denomination    Distribution
                     --------------------------------------------------------------------------------------------------------------
M-1                            0.00                                                           0.00         6.72500      122,563.13

M-2                            0.00                                                           0.00         7.34167      118,090.71

B-1                            0.00                                                           0.00         7.91667       84,882.50

B-2                            0.00                                                           0.00         6.25000       67,012.50

X                                                                                                                             0.00

R                                                                                                                             0.00

Service Fee                                                                                                             161,092.86

Current Trustee Fees                                                                                                      4,500.00

Total                          0.00            0.00            0.00             0.00          0.00                      558,141.70
                     ==============================================================================                ================

 All Certificates              0.00            0.00            0.00             0.00          0.00                    3,234,275.94
                     ==============================================================================                ================


                                                                      Cumulative X Interest Shortfall                 6,798,049.72
                                                                      Cumulative Accelerated Prin. Disb.             (6,097,718.30)
                                                                                                                   ----------------
                                                                      Cumulative Losses                                 700,331.42
                                                                                                                   ================